December 7, 2017
TO:    The Board of Directors of Iridium Communications Inc. (the “Board”)
RE:    Compensation Program for Non-Employee Directors
Adoption of 2018 Compensation Program for Non-Employee Directors
The Board is being requested to adopt the 2018 compensation program for its non-employee members, which program will be effective as of January 1, 2018. The terms of the program are set forth in the Compensation Program for Non-Employee Directors (the “Program”) and are briefly summarized below.
Annual Board Retainer (Amount and Default Payment Mechanic): The Program provides that each non-employee director will receive an Annual Board Retainer in the amount of $160,000, which amount is payable: (i) $50,000 in cash (unless the director makes a timely election to receive all or a portion of this cash component of the Annual Board Retainer in the form of Restricted Stock Units (“RSUs”), or in any mix of cash and RSUs, subject to the limitations described below); and (ii) $110,000 in RSUs. Cash will be paid quarterly in arrears on or as soon as practicable after the last day of each calendar quarter in which service occurred.
Annual Chairman of the Board and Committee Chair Retainers (Amounts and Default Payment Mechanic): The Chairman of the Board will receive an additional annual retainer of $50,000 and the Chairs of the Audit, Compensation, and Nominating and Corporate Governance Committees will receive an additional annual retainer of $40,000, $15,000 and $7,500, respectively, all of which amounts are payable in cash quarterly in arrears on or as soon as practicable after the last day of each calendar quarter in which service occurred (unless the director makes a timely election to receive all or a portion of such retainer in the form of RSUs, or in any mix of cash and RSUs, subject to the limitations described below).
Annual Government Advisory Committee Retainer (Amounts and Payment Mechanic): Non-employee directors serving on the Government Advisory Committee during 2018 will receive an additional annual retainer of $15,000 in the form of RSUs, subject to vesting and the limitations described below regarding RSU grants. Non-employee directors serving on the Government Advisory Committee may not make an election to receive the Annual Government Advisory Committee Retainer in any other form.
Compensation Elections: Elections must be made annually. Please complete the 2018 Election Form. This Election Form must be submitted by December 31, 2017 to be valid for

1.

2018. Once the Election Form is submitted for a year, the elections made are irrevocable for that year.
Annual Board Retainer Elections: Non-employee directors may elect to receive all or a portion of $50,000 of the Annual Board Retainer in cash or RSUs. The remaining $110,000 of the Annual Board Retainer is paid in the form of RSUs and no election may be made with respect to such amount.
Annual Chairman of the Board and Committee Chair Retainers Elections: Non-employee directors may elect to receive all or a portion of the Annual Chairman of the Board Retainer and/or Annual Committee Chair Retainers, if any, in cash or RSUs (elections to receive cash or RSUs must be made in 25% increments).
RSUs: All RSUs are governed by our Amended and Restated 2015 Equity Incentive Plan (the “Plan”) and the Non-Employee Director Restricted Stock Unit Agreement and will be granted on the third business day in January. Any vested RSUs will be settled in Iridium stock on the earlier of (i) the date that is six months and one day after “separation from service” (as defined in Treasury Regulations Section 1.409A-1(h), without regard to alternate definitions thereunder) as a director (a “Separation from Service”) and (ii) a Change in Control, as defined in the Plan, that also constitutes a “change in control event” (as determined under Treasury Regulations Section 1.409A-3(i)(5)) (a “Change in Control”). RSUs will be taxable at ordinary income rates when shares are issued, based on the fair market value (“FMV”) of the shares at the time of issuance.
Vesting: All RSUs granted as Annual Board Retainers, Annual Chairman of the Board and Committee Chair Retainers and Annual Government Advisory Committee Retainers will vest on the first anniversary of the date of grant, subject to the non-employee director’s continuous service as a director through such date. All RSUs granted to non-employee directors are subject to full acceleration of vesting upon a termination for death or disability. Any unvested RSUs are forfeited upon a termination as a director for any reason other than death or disability.

IRIDIUM COMMUNICATIONS INC.
COMPENSATION PROGRAM FOR NON-EMPLOYEE DIRECTORS

EFFECTIVE DATE: January 1, 2018
GENERAL: Each member of the board of directors (the “Board”) of Iridium Communications Inc. (the “Company”) who is not an Employee (as defined in the Iridium Communications Inc. Amended and Restated 2015 Equity Incentive Plan (the “Equity Incentive Plan”)) (each, a “Non-Employee Director”) will be eligible to receive cash and equity-based compensation as set forth in this Iridium Communications Inc. Compensation Program for Non-Employee Directors (this “Program”). Capitalized terms not explicitly defined in this Program but defined in the Equity Incentive Plan will have the same definitions as in the Equity Incentive Plan.
ANNUAL COMPENSATION:

•	Annual Board Retainer: $160,000 will be payable for each calendar year to each Non-Employee Director as follows:

•
$50,000 in the form of cash (the “Annual Cash Retainer”), unless the Non-Employee Director makes a timely election to receive all or a portion of the Annual Cash Retainer in the form of restricted stock units (“RSUs”) (subject to the limitations described below); and

•	$110,000 in the form of RSUs (the “Annual Stock Retainer”).

•
Annual Committee Chair Retainers: The following amounts will be payable for each calendar year to each chairperson of the following committees of the Board (each, a “Committee”) in the form of cash, unless the Non-Employee Director makes a timely election to receive all or a portion of the Annual Committee Chair Retainer in the form of RSUs (subject to the limitations described below):

•	Audit – $40,000;

•	Compensation – $15,000; and

•	Nominating and Corporate Governance – $7,500.

•
Annual Chairman of the Board Retainer: $50,000 will be payable for each calendar year to the chairman of the Board in the form of cash, unless the Non-Employee Director makes a timely election to receive all or a portion of the Annual Chairman of the Board Retainer in the form of RSUs (subject to the limitations described below).

•
Annual Government Advisory Committee Retainer: $15,000 will be payable for each calendar year in the form of RSUs to each Non-Employee Director serving on the Company’s Government Advisory Committee during a calendar year (subject to the limitations described below). Non-Employee Directors serving on the Government Advisory Committee may not make an election to receive the Annual Government Advisory Committee Retainer in any other form.

•
Partial Year of Service: Notwithstanding the foregoing or anything in this Program to the contrary, if a Non-Employee Director’s service as a Non-Employee Director (for purposes of any Annual Cash Retainer or Annual Stock Retainer) or as a chairperson of a Committee (for purposes of any Annual Committee Chair Retainer) or as a chairman of the Board (for purposes of any Annual Chairman of the Board Retainer) or as a member of the Government Advisory Committee (for purposes of the Annual Government Advisory Committee Retainer) commences or terminates after the beginning of a calendar year, then the Non-Employee Director will only be eligible to receive 25% of the full amount of the applicable retainer (each as set forth above), in the applicable form, for each partial or full calendar quarter of such service completed during such calendar year. Notwithstanding the foregoing, upon termination of service as a Director any portion of any retainer paid in the form of RSUs will be forfeited to the extent not vested on the date of or as a result of such termination in accordance with the terms of this Program.

TIMING OF ELECTIONS; TIMING AND FORM OF PAYMENTS (OTHER THAN ANNUAL GOVERNMENT ADVISORY COMMITTEE RETAINER):

•	Current Non-Employee Directors:
Annual Cash Retainer, Annual Committee Chair Retainer and Annual Chairman of the Board Retainer: If a Non-Employee Director’s service as a Non-Employee Director commences prior to the beginning of a calendar year, then the Non-Employee Director must make an election, prior to the beginning of such calendar year, with respect to (i) his or her Annual Cash Retainer for such calendar year and (ii) any Annual Committee Chair Retainer or Annual Chairman of the Board Retainer that is or may become payable for such calendar year. Each Annual Cash Retainer, Annual Committee Chair Retainer and Annual Chairman of the Board Retainer will be paid or granted as follows:

•
Cash: The portion (if any) of each Annual Cash Retainer, Annual Committee Chair Retainer and Annual Chairman of the Board Retainer that is to be paid in the form of cash will be determined based on such election. Such portion will be paid in the form of cash in arrears in equal installments over the applicable number of calendar quarters during such calendar year, with payment occurring on or as soon as practicable after the last day of the applicable calendar quarter and in all cases not later than March 15 of the calendar year following the calendar year in which it was earned.

•
Stock: The portion (if any) of each Annual Cash Retainer, Annual Committee Chair Retainer and Annual Chairman of the Board Retainer that is to be granted in the form of RSUs will be determined based on such election. Such portion will be granted in the form of RSUs on the third business day in January of such calendar year. Any such award will vest in full on the first anniversary of the date of grant of the award, provided that the Non-Employee Director is in service as a Director on such vesting date.

Notwithstanding the foregoing, if the Non-Employee Director becomes a chairperson of a Committee or chairman of the Board after the third business day in January of such calendar year, then the portion (if any) of his or her Annual Committee Chair Retainer or Annual Chairman of the Board Retainer, as applicable, that is to be granted in the form of RSUs will be granted on the third business day after the date that the Non-Employee Director becomes a chairperson of a Committee or chairman of the Board, as applicable. Any such award will vest in full on the first anniversary of the date of grant of the award, provided that the Non-Employee Director is in service as a Director on such vesting date.
Annual Stock Retainer: A Non-Employee Director may not make an election regarding the form of payment of his or her Annual Stock Retainer; the Annual Stock Retainer is paid in the form of RSUs. If a Non-Employee Director’s service as a Non-Employee Director commences prior to the beginning of a calendar year, then the RSUs will be granted on the third business day in January of the calendar year. The RSUs will vest in full on the first anniversary of the date of grant, provided that the Non-Employee Director is in service as a Director on such vesting date.

•	New Non-Employee Directors:
Annual Cash Retainer, Annual Committee Chair Retainer and Annual Chairman of the Board Retainer: If a Non-Employee Director’s service as a Non-Employee Director commences on or after the beginning of a calendar year, then the Non-Employee Director must make an election, within 30 days following the commencement of such service, with respect to (i) his or her Annual Cash Retainer for such calendar year and (ii) any Annual Committee Chair Retainer or Annual Chairman of the Board Retainer that is or may become payable for such calendar year; provided, however, that (a) such election will be applicable only to the portion of the applicable Annual Cash Retainer, Annual Committee Chair Retainer or Annual Chairman of the Board Retainer payable for any calendar quarter during such calendar year that begins after the date of such election, and (b) no such election may be made if such service commences during the final calendar quarter of such calendar year. Each such Annual Cash Retainer, Annual Committee Chair Retainer and Annual Chairman of the Board Retainer will be paid or granted as follows:

•
Cash: 25% of the full amount of an Annual Cash Retainer (and Annual Committee Chair Retainer and Annual Chairman of the Board Retainer, if applicable), as set forth under “Annual Compensation” above, will be paid in the form of cash for (i) the calendar quarter in which the Non-Employee Director’s service as a Non-Employee Director, chairperson of a Committee or chairman of the Board, as applicable, commences and, (ii) if later, for the calendar quarter in which such election is made, with payment occurring on or as soon as practicable after the last day of the applicable calendar quarter and in all cases not later than March 15 of the calendar year following the calendar year in which it was earned.

With respect to any calendar quarter during such calendar year that begins after the date of such election, the portion (if any) of the Annual Cash Retainer, Annual Committee Chair Retainer or Annual Chairman of the Board Retainer that is to be paid in the form of cash will be determined based on such election. Such portion will be paid in the form of cash in arrears in equal installments over the applicable number of calendar quarters during such calendar year, with payment occurring on or as soon as practicable after the last day of the applicable calendar quarter and in all cases not later than March 15 of the calendar year following the calendar year in which it was earned.

•
Stock: With respect to any calendar quarter during such calendar year that begins after the date of such election, the portion (if any) of an Annual Cash Retainer, Annual Committee Chair Retainer or Annual Chairman of the Board Retainer that is to be granted in the form of RSUs will be determined based on such election. Such portion will be granted in the form of RSUs on the first business day of the first calendar quarter that begins after the date of such election. Any such award will vest in full on the first anniversary of the date of grant of the award, provided that the Non-Employee Director is in service as a Director on such vesting date.

Notwithstanding the foregoing, if the Non-Employee Director becomes a chairperson of a Committee or chairman of the Board after the first business day of the first calendar quarter that begins after the date of such election, then the portion (if any) of his or her Annual Committee Chair Retainer or Annual Chairman of the Board Retainer, as applicable, that is to be granted in the form of RSUs, will be granted on the third business day after the date that the Non-Employee Director becomes a chairperson of a Committee or chairman of the Board, as applicable. Any such award will vest in full on the first anniversary of the date of grant of the award, provided that the Non-Employee Director is in service as a Director on such vesting date.
Annual Stock Retainer: A Non-Employee Director may not make an election regarding the form of payment of his or her Annual Stock Retainer; the Annual Stock Retainer is paid in the form of RSUs. If a Non-Employee Director’s service as a Non-Employee Director commences on or after the beginning of a calendar year, a pro-rated portion of the Annual Stock Retainer for a partial year of service, as set forth under “Annual Compensation” above, will be granted in the form of RSUs on the first business day of the first calendar quarter that begins after the date such Non-Employee Director commences service; provided, however, that if such service commences during the final calendar quarter of such calendar year, such award will be granted on the last day of such calendar year. The Annual Stock Retainer will be pro-rated based on the number of calendar quarters during the year during which the Non-Employee Director will serve on Board. Any such award will vest in full on the first anniversary of the date of grant of the award, provided that the Non-Employee Director is in service as a Director on such vesting date.
TERMS OF ELECTIONS:

•	Once an election is submitted for a calendar year, it will be irrevocable with respect to such calendar year.

•	A Non-Employee Director must submit a new election for each calendar year.

•	Elections must be allocated in multiples as follows:

•	Allocation of the Annual Committee Chair Retainer and/or Annual Chairman of the Board Retainer must be made among cash and RSUs in multiples of 25%.
TIMING OF ANNUAL GOVERNMENT ADVISORY COMMITTEE RETAINER

•
Current Non-Employee Directors Serving on Government Advisory Committee: If a Non-Employee Director’s service on the Government Advisory Committee commences prior to the beginning of a calendar year, then the Non-Employee Director’s Annual Government Advisory Committee Retainer paid in the form of RSUs will be granted on the third business day in January of such calendar year and will vest on the first anniversary of the date of grant, provided that the Non-Employee Director is in service as a Director on such vesting date.

•
Non-Employee Directors Commencing Service on Government Advisory Committee: If a Non-Employee Director commences service on the Government Advisory Committee on or after the beginning of a calendar year, then the Non-Employee Director’s Annual Government Advisory Committee Retainer paid in the form of RSUs, as set forth under “Annual Compensation” above, will be pro-rated based on the number of calendar quarters during the year during which the Non-Employee Director will serve on the Committee and will be granted on the first business day of the first calendar quarter that begins after the date the Non-Employee Director commences service on the Government Advisory Committee provided, however, that if such service commences during the final calendar quarter of such calendar year, such award will be granted on the last business day of such calendar year. The RSUs will vest in full on the first anniversary of the date of grant, provided that the Non-Employee Director is in service as a Director on such vesting date.

TERMS OF EQUITY-BASED AWARDS:

•
Any RSUs described in this Program will be granted under the Equity Incentive Plan and will be subject to the terms and conditions of (i) this Program, (ii) the Equity Incentive Plan and (iii) the forms of RSU grant notice and agreement approved by the Board for the grant of such awards to Non-Employee Directors.

•
Unless a number of units is otherwise set forth in this Program, the actual number of units subject to any RSUs granted pursuant to this Program will be determined by dividing the dollar amount allocated to such award by the Fair Market Value of a share of the Company’s common stock on the day on which the RSU is granted.

•
Any vested RSUs granted pursuant to this Program will be settled in shares of the Company’s common stock on the earlier of (i) six months and one day after a Non-Employee Director’s “separation from service” (as such term is defined in Treasury Regulations Section 1.409A-1(h) without regard to any alternative definition thereunder) as a Director (a “Separation from Service”) for any reason or (ii) a Change in Control that also constitutes a “change in control event” (as determined under Treasury Regulations Section 1.409A-3(i)(5)) (a “Change in Control”).

•	With respect to any outstanding RSUs granted pursuant to this Program, if a Non-Employee Director’s service as a Director is terminated:

•	due to the Non-Employee Director’s death or Disability, any unvested portion of any such award will become fully vested upon such termination; or

•	due to any reason other than death or Disability or Cause, any unvested portion of any such award will be forfeited to the Company.
EXPENSES: Each Non-Employee Director will be eligible for reimbursement from the Company for all reasonable out-of-pocket expenses incurred by the Non-Employee Director in connection with his or her attendance at Board and Committee meetings. To the extent that any taxable reimbursements are provided to a Non-Employee Director, they will be provided in accordance with Section 409A of the Code and any applicable state law of similar effect, including, but not limited to, the following provisions: (i) the amount of any such expenses eligible for reimbursement during the Non-Employee Director’s taxable year may not affect the expenses eligible for reimbursement in any other taxable year; (ii) the reimbursement of an eligible expense must be made no later than the last day of the Non-Employee Director’s taxable year that immediately follows the taxable year in which the expense was incurred; and (iii) the right to any reimbursement may not be subject to liquidation or exchange for another benefit.
SECTION 409A: Notwithstanding anything to the contrary in this Program, if a Director is deemed by the Company at the time of such Director’s “separation from service” (as such term is defined in Treasury Regulations Section 1.409A-1(h) without regard to any alternative definition thereunder) with the Company to be a “specified employee” for purposes of Section 409A(a)(2)(B)(i) of the Code, and if any of the payments upon such separation from service set forth herein and/or under any other agreement with the Company are deemed to be “deferred compensation,” then to the extent delayed commencement of any portion of such payments is required to avoid a prohibited distribution under Section 409A(a)(2)(B)(i) of the Code and the related adverse taxation under Section 409A of the Code, such payments shall not be provided to such Director prior to the earliest of (i) the date that is six months and one day after the date of such separation from service, (ii) the date of the Director’s death, or (iii) such earlier date as permitted under Section 409A of the Code without the imposition of adverse taxation. Upon the first business day following the expiration of such applicable Code Section 409A(a)(2)(B)(i) period, all payments deferred pursuant to this paragraph shall be paid in a lump sum to the Director, and any remaining payments due shall be paid as otherwise provided herein or in the applicable agreement.

IRIDIUM Compensation Program for Non-Employee Directors 2018 Election Form
Name (Last, First, Middle Initial)	Social Security Number	Date of Birth
Address	City	State	Zip Code
Date of Election to Board of Directors	Date of Participation in Program	Primary Phone Number

By signing below, I certify that I have read and understand the terms of the Iridium Communications Inc. Compensation Program for Non-Employee Directors (the “Program”) and voluntarily elect the compensation allocations listed below.

By signing below, I also understand that (i) to be valid, my election must be received by Iridium by no later than December 31, 2017, (ii) my election may not be revoked or changed once made, (iii) if I do not make a timely election, I will be paid my Annual Board Retainer $50,000 in cash and $110,000 in restricted stock units and 100% of any other retainer I am eligible to receive in cash and (iv) any compensation I elect to receive as restricted stock units (if vested) will not be paid out to me until six months and one day after my separation from service (as defined under Treasury Regulations Section 1.409A-1(h)) as a director (or, if earlier, on a Change in Control (as defined in the Iridium Communications Inc. Amended and Restated 2015 Equity Incentive Plan) that also constitutes a “change in control event” (as determined under Treasury Regulations Section 1.409A-3(i)(5)).

2018 Compensation Allocation — Annual Board Retainer

The Annual Board Retainer ($160,000) consists of (i) an Annual Cash Retainer ($50,000) and (ii) an Annual Stock Retainer ($110,000).

The election for the Annual Cash Retainer may be allocated among cash and restricted stock.

Note: This election will apply only to the Annual Cash Retainer. An election may not be made with respect to the Annual Stock Retainer. The Annual Stock Retainer will be paid 100% in restricted stock units.

I hereby elect the following allocation for my 2018 Annual Cash Retainer:
Annual Cash Retainer ($50,000): Cash $___ Restricted Stock Units $___ Total $50,000
2018 Compensation Allocation — Annual Committee Chair or Chairman of Board Retainer

The election for the Annual Committee Chair Retainer and/or Annual Chairman of the Board Retainer may be allocated among cash and restricted stock units in multiples of 25%.

Note: This election will apply to any Annual Committee Chair Retainer and/or Annual Chairman of the Board Retainer that is or may become payable for 2018. An election may not be made with respect to the Annual Government Advisory Committee Retainer, if applicable.

I hereby elect the following allocation for my 2018 Annual Committee Chair Retainer and/or Annual Chairman of the Board (if any):
Annual Committee Chair Retainer: Cash ___% Restricted Stock Units ___% Total Percentage = 100%	Annual Chairman of the Board Retainer: Cash ___% Restricted Stock Units ___% Total Percentage = 100%
SIGNATURE Director Date

2.